UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 7, 2006

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12984 (Commission File Number)	75-2520779 (IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas		75219
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On November 7, 2006, Eagle Materials Inc., a Delaware corporation (“Eagle”), issued a press release (the “Press Release”) announcing that its Board of Directors has authorized the repurchase of additional shares of common stock raising its current authorization to approximately 6,000,000 shares (including approximately 840,000 shares under the existing authorization), or approximately 12% of its outstanding common stock. A copy of the Press Release is being filed as Exhibit 99.1 hereto and is hereby incorporated in this Item 8.01 in its entirety by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release dated November 7, 2006 issued by Eagle Materials Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ Arthur R. Zunker, Jr. Name: Arthur R. Zunker, Jr. Title: Senior Vice President–Finance and Treasurer

Date: November 10, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated November 7, 2006 issued by Eagle Materials Inc.